Page 28 of 30 Pages




                                    EXHIBIT G

                             JOINT FILING AGREEMENT


                  The undersigned hereby agree that the statement on Schedule 13G with respect to the PE Corporation-Celera Genomics Group Common Stock of PE Corporation dated as of February 10, 2000 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.



Date: February 10, 2000         QUANTUM INDUSTRIAL PARTNERS LDC


                                By:     /S/ MICHAEL C. NEUS
                                        ----------------------------------------
                                        Michael C. Neus
                                        Attorney-in-Fact


Date: February 10, 2000         QIH MANAGEMENT INVESTOR, L.P.

                                By:     QIH Management, Inc.,
                                        its General Partner


                                        By:     /S/ MICHAEL C. NEUS
                                                --------------------------------
                                                Michael C. Neus
                                                Vice President


Date: February 10, 2000         QIH MANAGEMENT, INC.


                                By:     /S/ MICHAEL C. NEUS
                                        ----------------------------------------
                                        Michael C. Neus
                                        Vice President


Date: February 10, 2000         SOROS FUND MANAGEMENT LLC


                                By:     /S/ MICHAEL C. NEUS
                                        ----------------------------------------
                                        Michael C. Neus
                                        Assistant General Counsel

                                                             Page 29 of 30 Pages


Date: February 10, 2000         GEORGE SOROS


                                By:     /S/ MICHAEL C. NEUS
                                        ----------------------------------------
                                        Michael C. Neus
                                        Attorney-in-Fact


Date: February 10, 2000         STANLEY F. DRUCKENMILLER


                                By:     /S/ MICHAEL C. NEUS
                                        ----------------------------------------
                                        Michael C. Neus
                                        Attorney-in-Fact


Date: February 10, 2000        WINSTON PARTNERS, L.P.

                               By:      Chatterjee Fund Management, L.P.,
                                        General Partner

                                        By:   Purnendu Chatterjee,
                                              General Partner


                                              By: /S/ PETER HURWITZ
                                                  ------------------------------
                                                  Peter Hurwitz
                                                  Attorney-in-Fact

Date: February 10, 2000        CHATTERJEE FUND MANAGEMENT, L.P.

                               By:      Purnendu Chatterjee,
                                        General Partner


                                        By:  /S/ PETER HURWITZ
                                             -----------------------------------
                                             Peter Hurwitz
                                             Attorney-in-Fact

Date: February 10, 2000        WINSTON PARTNERS II LDC


                               By:      /S/ PETER HURWITZ
                                        ----------------------------------------
                                        Peter Hurwitz
                                        Attorney-in-Fact

                                                             Page 30 of 30 Pages


Date: February 10, 2000        WINSTON PARTNERS II LLC

                               By:      Chatterjee Advisors LLC, its Manager


                                        By:  /S/ PETER HURWITZ
                                             -----------------------------------
                                             Peter Hurwitz
                                             Manager


Date: February 10, 2000        CHATTERJEE ADVISORS LLC


                               By:      /S/ PETER HURWITZ
                                        ----------------------------------------
                                        Peter Hurwitz
                                        Manager


Date: February 10, 2000        CHATTERJEE MANAGEMENT COMPANY


                               By:      /S/ PETER HURWITZ
                                        ----------------------------------------
                                        Peter Hurwitz
                                        Vice President


Date: February 10, 2000        PURNENDU CHATTERJEE


                               By:      /S/ PETER HURWITZ
                                        ----------------------------------------
                                        Peter Hurwitz
                                        Attorney-in-Fact


Date: February 10, 2000        DUQUESNE CAPITAL MANAGEMENT, L.L.C.


                               By:      /S/ GERALD KERNER
                                        ----------------------------------------
                                        Gerald Kerner
                                        Managing Director